UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 16, 2005

AVANEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29175	94-3285348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40919 Encyclopedia Circle

Fremont, California 94538

(Address of principal executive offices, including zip code)

(510) 897-4188

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Definitive Material Agreement.

On May 16, 2005, Avanex Corporation (“Avanex”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Purchasers”) for the private placement of senior secured convertible notes (the “Notes”) in the principal amount of $35.0 million and related warrants (the “Warrants”) to purchase common stock of Avanex (the “Transactions”). In connection with the Transactions, Avanex entered into a Registration Rights Agreement with the Purchasers. In addition, Avanex and certain wholly owned subsidiaries of Avanex will enter into a Pledge Agreement and a Security Agreement with a Collateral Agent, and certain wholly owned subsidiaries of Avanex will execute a Guaranty in favor of the Collateral Agent. Copies of the Purchase Agreement, a form of Note, a form of Warrant, the Registration Rights Agreement, the Pledge Agreement, the Security Agreement and the Guaranty (collectively, the “Transaction Documents”) are filed as exhibits to this report and are incorporated in this report by reference. The description set forth below is qualified in its entirety by reference to the Transaction Documents. It is anticipated that the closing of the Transactions and the issuance of the Notes and Warrants will occur on May 19, 2005.

The Notes will accrue interest at a rate of 8% per annum, subject to adjustment, with accrued interest payable quarterly in arrears in cash and interest for the first two years pre-paid on the closing date of the Transactions. The term of the Notes is three years, and the Notes will be convertible into shares of common stock of Avanex (the “Conversion Shares”) at a conversion price of $1.21 (the “Conversion Price”), subject to broad-based anti-dilution provisions that contain a floor price equal to $1.1375 (which floor price may be removed upon the approval of the stockholders of Avanex), as well as for adjustment for stock splits and the like. Subject to certain conditions, at any time after the second anniversary of the closing of the Transactions, all of the outstanding Notes can be automatically converted by Avanex into common stock of Avanex if the weighted average price of the common stock of Avanex equals or exceeds 175% of the Conversion Price for a specified period. Upon a change of control (as defined in the Notes), the holders of the Notes will have certain redemption rights.

Avanex’s obligations under the Notes will be secured by substantially all of the assets of Avanex, substantially all of the assets of the domestic subsidiaries of Avanex, a pledge of all capital stock of the domestic subsidiaries of Avanex, and a pledge of 65% of the capital stock of the non-U.S. subsidiaries of Avanex. In addition, Avanex’s obligations under the Notes will be guaranteed by its domestic subsidiaries.

In connection with the issuance of the Notes, Avanex will issue the Warrants to the Purchasers exercisable for an aggregate of 8,677,689 shares of Avanex common stock (the “Warrant Shares”). The Warrants will be exercisable for a term of 3 years at an exercise price of $1.5125 per share, subject to broad-based anti-dilution provisions similar to the provisions set forth in the Notes, including a floor price equal to $1.1375 (which floor price may be removed upon the approval of the stockholders of Avanex).

Pursuant to the Registration Rights Agreement, Avanex will file a registration statement on Form S-3 to cover the resale of the Conversion Shares and the Warrant Shares.

In connection with the Transactions, Avanex also agreed to pay certain fees and expenses to the placement agent, Banc of America Securities, for its activity engaged on behalf of Avanex.

In connection with the Transactions, on May 16, 2005, Avanex and Equiserve Trust Company, N.A. (the “Rights Agent”) executed an amendment (the “Amendment”) to the Preferred Stock Rights Agreement dated as of July 26, 2001, as amended on March 18, 2002 and May 12, 2003, between Avanex and the Rights Agent (the “Rights Agreement”). The Amendment, among other things, provides that, notwithstanding anything in the Rights Agreement that might otherwise be deemed to the contrary, none of the Purchasers, nor any of their “Affiliates” or “Associates,” (as defined in the Rights Agreement) shall be deemed to be an “Acquiring Person” (as defined in the Rights Agreement) solely by reason of (i) the approval, execution or delivery of, or the consummation of the transactions contemplated by, (A) the Purchase Agreement, including any amendment or supplement thereto, or (B) the Transaction Documents; or (ii) the announcement or consummation of the Purchase Agreement or the Transaction Documents or the announcement or issuance of the Securities (as defined in the Purchase Agreement). The Amendment is filed as an exhibit to this report and is incorporated in this report by reference.

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On May 17, 2005, Avanex issued a press release announcing the execution of the Purchase Agreement. A copy of this press release is filed as an exhibit to this report and is incorporated in this report by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference. The issuance of the Notes and Warrants will be exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

4.1	Third Amendment to the Preferred Stock Rights Agreement, dated as of May 16, 2005 between Avanex Corporation and EquiServe Trust Company, N.A.

10.1	Securities Purchase Agreement, dated as of May 16, 2005 between Avanex Corporation and the buyers named therein.

10.2	Form of Notes.

10.3	Form of Warrants.

10.4	Registration Rights Agreement, dated as of May 16, 2005 between Avanex Corporation and the buyers named therein.

10.5	Form of Pledge Agreement.

10.6	Form of Security Agreement.

10.7	Form of Guaranty.

99.1	Press Release, dated as of May 17, 2005, entitled “Avanex Announces $35 Million Senior Convertible Notes Offering.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANEX CORPORATION

By:	/s/ W. BRIAN KINARD
W. Brian Kinard Vice President, General Counsel

Date: May 17, 2005

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Third Amendment to the Preferred Stock Rights Agreement, dated as of May 16, 2005 between Avanex Corporation and EquiServe Trust Company, N.A.

10.1	Securities Purchase Agreement, dated as of May 16, 2005 between Avanex Corporation and the buyers named therein.

10.2	Form of Notes.

10.3	Form of Warrants.

10.4	Registration Rights Agreement, dated as of May 16, 2005 between Avanex Corporation and the buyers named therein.

10.5	Form of Pledge Agreement.

10.6	Form of Security Agreement.

10.7	Form of Guaranty.

99.1	Press Release, dated as of May 17, 2005, entitled “Avanex Announces $35 Million Senior Convertible Notes Offering.”

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